UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 6, 2003
(Date of earliest event reported)

BLACK HILLS CORPORATION

South Dakota	001-31303	46-0458824
(State of Incorporation)	(Commission File No.)	(IRS Employer
(Identification Number)

625 Ninth Street
P. O. Box 1400
Rapid City, South Dakota 57709
(605) 721-1700

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibit:

99	Press Release dated August 6, 2003.

Item 12.	Results of Operations and Financial Condition

On August 6, 2003 the Registrant issued a press release announcing earnings for the second quarter of 2003 of $0.54 per share.

The press release is attached as an exhibit to this Form 8-K. This information is being furnished pursuant to Item 12 of Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/Mark T. Thies Mark T. Thies Executive Vice President and Chief Financial Officer

Date: August 7, 2003

EXHIBIT INDEX

to

Black Hills Corporation
August 6, 2003 Form 8-K

Exhibit Number	Description

99	Press Release dated August 6, 2003.

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